UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2003

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure

On July 11, 2003, Sohu.com Inc. (“Sohu”) issued a press release announcing that the initial purchasers of zero coupon convertible senior notes exercised their option to acquire an additional $20 million principal amount of zero coupon convertible senior notes due 2023. A copy of the press release is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.	Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release issued by Sohu.com Inc. on July 11, 2003, announcing the issuance of an additional $20 million principal amount of zero coupon convertible senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

DATED: July 14, 2003

By:	/s/ DEREK PALASCHUK
Derek Palaschuk Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Sohu.com Inc. on July 11, 2003, announcing the issuance of an additional $20 million principal amount of zero coupon convertible senior notes.

Exhibit 99.1

SOHU.COM Announces the Issuance of an Additional US$20

Million of Zero Coupon Convertible Senior Notes Due 2023

BEIJING, CHINA, July 11, 2003—SOHU.COM Inc. (Nasdaq: SOHU), China’s leading online media, communications, commerce and mobile value-added services company, today announced the exercise by the initial purchaser of its option for the purchase of an additional US$20 million in aggregate principal amount of SOHU’s Zero Coupon Convertible Senior Notes due 2023.

As previously announced, the notes do not pay any interest unless specified defaults under the registration rights agreement in favor of holders of the notes occur, have a zero yield to maturity, and will be convertible into SOHU common stock at a conversion price of US$44.76 per share, subject to adjustment. Each US$1,000 principal amount at maturity will initially be convertible into 22.3414 shares of SOHU common stock.

The notes and the common stock issuable upon conversion of the notes have not been registered under the U.S. Securities Act of 1933 or the securities laws of any other jurisdiction. Unless they are registered, the notes may be offered and sold only in transactions that are exempt from registration under the U.S. Securities Act of 1933 and the securities laws of any other jurisdiction.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Safe Harbor Statement

This announcement contains forward-looking statements. We may also make written or oral forward-looking statements in our periodic reports to the Securities and Exchange Commission on Forms 10-K, 10-Q, 8-K, etc., in our annual report to shareholders, in our proxy statements, in press releases and other written materials and in oral statements made by our officers, directors or employees to third parties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them.

Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, SOHU’s historical and possible future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, and the company’s reliance on online advertising sales, e-subscriptions (most of which are collected from a few telecom operators) and e-commerce for its revenues. Further information regarding these and other risks is included in SOHU’s Annual Report on Form 10K for the year ended December 31, 2002, Quarterly Report on Form 10Q for the quarter ended March 31, 2003 and other filings with the Securities and Exchange Commission.

For further information:

Caroline Straathof

SOHU Investor Relations and Communications

Tel: +86 10 6510 1379

E-mail: ir@sohu-inc.com

http://www.sohu.com/about/English/